Exhibit 4.3

EXECUTION VERSION

Supplemental Indenture in Respect of Subsidiary Guarantees

December 1, 2016

SECOND SUPPLEMENTAL INDENTURE, dated as of December 1, 2016 (this “Supplemental Indenture”), among the Subsidiaries listed on Schedule A hereto (the “New Subsidiary Guarantors” and each, a “New Subsidiary Guarantor”), Envision Healthcare Corporation (f/k/a New Amethyst Corp.) (together with its successors and assigns, the “Company”) and Wilmington Trust, National Association, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, the Company and the Trustee, are party to an Indenture, dated as of December 1, 2016 (as amended, supplemented, waived or otherwise modified, the “Indenture”), relating to the issuance from time to time by the Company of Notes;

WHEREAS, Section 1308 of the Indenture provides that the Company is required to cause the New Subsidiary Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantors shall guarantee the Company’s Subsidiary Guaranteed Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in Article XIII of the Indenture;

WHEREAS, each New Subsidiary Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such New Subsidiary Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which such New Subsidiary Guarantor has guaranteed, and on such New Subsidiary Guarantor’s access to working capital through the Company’s access to revolving credit borrowings under the Senior ABL Facility; and

WHEREAS, pursuant to Section 901 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantors, the Company and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as so defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Agreement to Guarantee. Each New Subsidiary Guarantor hereby agrees, jointly and severally with the other New Subsidiary Guarantors fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.

3. Termination, Release and Discharge. Each New Subsidiary Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each New Subsidiary Guarantor shall be released and discharged from all obligations in respect of such Subsidiary Guarantee, as and when provided in Section 1303 of the Indenture.

4. Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of any New Subsidiary Guarantor’s Subsidiary Guarantee or any provision contained herein or in Article XIII of the Indenture.

5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

6. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.

7. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile transmission, PDF or other similar electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to all the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile transmission, PDF or other similar electronic transmission shall be deemed to be their original signatures for all purposes.

8. Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

2

ENVISION GUARANTORS:

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Manager

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ACCENT HOME HEALTH CARE INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR BAY STATE, LLC
AMR HOLDCO, INC.
AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC
APH LABORATORY SERVICES, INC.
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

E.M.S. VENTURES, INC.
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EMS VENTURES OF SOUTH CAROLINA, INC.
EPSILON MANAGEMENT GROUP, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GILA HOLDCO LLC
GOLD COAST AMBULANCE SERVICE
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCARE HOLDINGS, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCURY AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
OHERBST, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

RURAL/METRO (DELAWARE), INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO FIRE DEPT., INC.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SAN DIEGO, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
SW GENERAL, INC.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VALLEY FIRE SERVICE, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VISTA STAFFING SOLUTIONS, INC.
VITAL ENTERPRISES, INC.
W&W LEASING COMPANY, INC.
WP ROCKET HOLDINGS INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AGAPE HEALTH CARE AGENCY, LLC.
CARE CONNECTION OF CINCINNATI LLC
GEM CITY HOME CARE, LLC
GUARDIAN OHIO NEWCO, LLC

By: GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

ALPHA PHYSICIAN RESOURCES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

CMORX, LLC

By: EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ED SOLUTIONS, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

EDIMS, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

PHOENIX PHYSICIANS, LLC
STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

QRX MEDICAL MANAGEMENT, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Senior Vice President and Secretary

RMC CORPORATE CENTER, L.L.C.

By: RURAL/METRO CORPORATION, as Member of RMC Corporate Center, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO MID-SOUTH, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro Mid-South, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OF INDIANA, L.P.

By: THE AID AMBULANCE COMPANY, INC., as General Partner of Rural/Metro of Indiana, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

RURAL/METRO OF TENNESSEE, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro of Tennessee, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OPERATING COMPANY, LLC

By: RURAL/METRO CORPORATION, as Sole Member of Rural/Metro Operating Company, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC

By: RURAL/METRO OF SOUTHERN CALIFORNIA, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

By: RURAL/METRO OF SAN DIEGO, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By: EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SEAWALL ACQUISITION, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SPOTLIGHT HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response of New York, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

METROCARE SERVICES—ABILENE, L.P.

By: AMR OF CENTRAL TEXAS II, LLC, as General Partner of MetroCare Services—Abilene, L.P.

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of AMR of Central Texas II, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PATIENT ADVOCACY GROUP, LLC

By: AMR HOLDCO, INC., as Sole Member of Patient Advocacy Group, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Second Supplemental Indenture]

ENVISION GUARANTORS (cont’d):

ERGENCY STAFFING AND RECRUITING, LLC

By:	/s/ Douglas P. Webster, D.O.
	Name:	Douglas P. Webster, D.O.
	Title:	Manager

[Signature Page to Second Supplemental Indenture]

AMSURG GUARANTORS:

AMSURG ABILENE, INC.
AMSURG ABILENE EYE, INC.
AMSURG ALTAMONTE SPRINGS FL, INC.
AMSURG ANESTHESIA MANAGEMENT SERVICES, LLC
AMSURG ARCADIA CA, INC.
AMSURG BURBANK, INC.
AMSURG COLTON CA, INC.
AMSURG CRYSTAL RIVER, INC.
AMSURG EC BEAUMONT, INC.
AMSURG EC SANTA FE, INC.
AMSURG EC ST. THOMAS, INC.
AMSURG EC TOPEKA, INC.
AMSURG EC WASHINGTON, INC.
AMSURG EL PASO, INC.
AMSURG ESCONDIDO CA, INC.
AMSURG FINANCE, INC.
AMSURG FRESNO ENDOSCOPY, INC.
AMSURG GLENDORA CA, INC.
AMSURG HILLMONT, INC.
AMSURG HOLDINGS, INC.
AMSURG INGLEWOOD, INC.
AMSURG KEC, INC.
AMSURG KISSIMMEE FL, INC.
AMSURG LA JOLLA, INC.
AMSURG LANCASTER PA, LLC
AMSURG MAIN LINE PA, LLC
AMSURG MARYVILLE, INC.
AMSURG MELBOURNE, INC.
AMSURG NORTHWEST FLORIDA, INC.
AMSURG OAKLAND CA, INC.
AMSURG OCALA, INC.
AMSURG PALMETTO, INC.
AMSURG POTTSVILLE PA, LLC
AMSURG SAN ANTONIO TX, INC.
AMSURG SAN LUIS OBISPO CA, INC.
AMSURG SUNCOAST, INC.
AMSURG TEMECULA CA, INC.
AMSURG TEMECULA II INC.
AMSURG TORRANCE, INC.
AMSURG SCRANTON PA, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

[Signature Page to Second Supplemental Indenture]

AMSURG GUARANTORS (cont’d):

ASDH I, LLC
AUSTIN NSC, LLC
CORAL SPRINGS NSC, LLC
DAVIS NSC, LLC
FULLERTON NSC, LLC
KENWOOD NSC, LLC
LONG BEACH NSC, LLC
NSC RBO EAST, LLC
NSC WEST PALM, LLC
SAN ANTONIO NSC, LLC
SHI II, LLC
TAMPA BAY NSC, LLC
TORRANCE NSC, LLC
TOWSON NSC, LLC
TWIN FALLS NSC, LLC
WESTON NSC, LLC

By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Vice President, Secretary and Treasurer

AUSTIN NSC, LP

By: Austin NSC, LLC, its general partner

	By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Vice President, Secretary and Treasurer

WILTON NSC, LLC

By: AmSurg Holdings, Inc. as the managing member

	By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Second Supplemental Indenture]

AMSURG GUARANTORS (cont’d):

ALL WOMEN’S HEALTHCARE HOLDINGS, INC.
ALL WOMEN’S HEALTHCARE, INC.
ALL WOMEN’S HEALTHCARE OF DADE, INC.
ALL WOMEN’S HEALTHCARE OF SAWGRASS, INC.
ALL WOMEN’S HEALTHCARE OF WEST BROWARD, INC.
ALL WOMEN’S HEALTHCARE SERVICES, INC.
DISCOVERY CLINICAL RESEARCH, INC.
FM HEALTHCARE SERVICES, INC.
FMO HEALTHCARE HOLDINGS, INC.
FO INVESTMENTS, INC.
FO INVESTMENTS II, INC.
FO INVESTMENTS III, INC.
GLOBAL SURGICAL PARTNERS, INC.
SHERIDAN RADIOLOGY MANAGEMENT SERVICES, INC.
SHERIDAN RADIOLOGY SERVICES, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President and Treasurer

[Signature Page to Second Supplemental Indenture]

AMSURG GUARANTORS (cont’d):

ANESTHESIOLOGISTS OF GREATER ORLANDO, INC.
ANESTHESIOLOGY ASSOCIATES OF TALLAHASSEE, INC.
BETHESDA ANESTHESIA ASSOCIATES, INC.
BOCA ANESTHESIA SERVICE, INC.
DRS. ELLIS, ROJAS, ROSS & DEBS, INC.
FLAMINGO ANESTHESIA ASSOCIATES, INC.
GREATER FLORIDA ANESTHESIOLOGISTS, LLC
GYNECOLOGIC ONCOLOGY ASSOCIATES, INC.
JACKSONVILLE BEACHES ANESTHESIA ASSOCIATES, INC.
JUPITER ANESTHESIA ASSOCIATES, L.L.C.
JUPITER HEALTHCARE, LLC
NEW GENERATIONS BABEE BAG, INC.
NORTH FLORIDA PERINATAL ASSOCIATES, INC.
PARITY HEALTHCARE, INC.
SHERIDAN ANESTHESIA SERVICES OF ALABAMA, INC.
SHERIDAN ANESTHESIA SERVICES OF LOUISIANA, INC.
SHERIDAN ANESTHESIA SERVICES OF VIRGINIA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF ARIZONA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF LOUISIANA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF NEW MEXICO, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF VIRGINIA, INC.
SHERIDAN CLINICAL RESEARCH, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF MISSOURI, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Chief Executive Officer

[Signature Page to Second Supplemental Indenture]

AMSURG GUARANTORS (cont’d):

BAY AREA ANESTHESIA, L.L.C.
COASTAL ANESTHESIA STAFFING, LLC
COASTAL ANESTHESIOLOGY CONSULTANTS, LLC
MEDICAL INFORMATION MANAGEMENT SOLUTIONS, LLC
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF OHIO, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF KENTUCKY, INC.
SHERIDAN CHILDREN’S SERVICES OF ALABAMA, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF NORTH MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH FLORIDA, INC.
SHERIDAN HEALTHCARE, INC.
SHERIDAN HEALTHCARE OF LOUISIANA, INC.
SHERIDAN HEALTHCARE OF MISSOURI, INC.
SHERIDAN HEALTHCARE OF VERMONT, INC.
SHERIDAN HEALTHCARE OF VIRGINIA, INC.
SHERIDAN HEALTHCARE OF WEST VIRGINIA, INC.
SHERIDAN HEALTHCORP, INC.
SHERIDAN HEALTHCORP OF CALIFORNIA, INC.
SHERIDAN HEALTHY HEARING SERVICES, INC.
SHERIDAN HOLDINGS, INC.
SHERIDAN ROP SERVICES OF VIRGINIA, INC.
SHERIDAN INVESTCO, LLC
SOUTHEAST PERINATAL ASSOCIATES, INC. SUNBEAM ASSET, LLC
SUNBEAM INTERMEDIATE HOLDINGS, INC.
SUNBEAM PRIMARY HOLDINGS, INC.
TENNESSEE VALLEY NEONATOLOGY, INC.
TIVA HEALTHCARE, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Chief Executive Officer

[Signature Page to Second Supplemental Indenture]

AMSURG GUARANTORS (cont’d):

CHANDLER EMERGENCY MEDICAL GROUP, L.L.C. D/B/A PREMIER EMERGENCY MEDICAL SPECIALISTS

By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Manager

PARTNERS IN MEDICAL BILLING, INC.

By:	/s/ Jillian Marcus
	Name:	Jillian Marcus
	Title:	President

SHERIDAN ROP SERVICES OF FLORIDA, INC.
SENTINEL HEALTHCARE SERVICES, LLC

By:	/s/ Jillian Marcus
	Name:	Jillian Marcus
	Title:	Vice President

ALLEGIANTMD, INC.
ARIZONA PERINATAL CARE CENTERS, LLC BROAD MIDWEST ANESTHESIA, LLC
DOCTORS BILLING SERVICE, INC.
MEDI-BILL OF NORTH FLORIDA, INC.
NORTH FLORIDA ANESTHESIA CONSULTANTS, INC. SHERIDAN CADR SOLUTIONS, INC. SHERIDAN HOSPITALIST SERVICES OF FLORIDA, INC. SHERIDAN LEADERSHIP ACADEMY, INC. SHERIDAN SCIENTIFIC INTELLIGENCE, INC.
ST. LUCIE ANESTHESIA ASSOCIATES, LLC VALLEY CLINICAL RESEARCH, INC.

By:	/s/ Jillian Marcus
	Name:	Jillian Marcus
	Title:	Vice President and Secretary

[Signature Page to Second Supplemental Indenture]

AMSURG GUARANTORS (cont’d):

PHYSICIAN OFFICE PARTNERS, INC.

By:	/s/ Robert Davey
	Name:	Robert Davey
	Title:	President

NAC PROPERTIES, LLC VALLEY ANESTHESIOLOGY CONSULTANTS, INC.

By:	/s/ Robert J. Coward
	Name:	Robert J. Coward
	Title:	President

[Signature Page to Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ENVISION HEALTHCARE CORPORATION

By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	Joseph P. O’Donnell
Authorized Officer

[Signature Page to Supplemental Indenture]

SCHEDULE A

	New Subsidiary Guarantors	Jurisdiction of Organization
1.	All Women’s Healthcare Holdings, Inc.	Delaware
2.	All Women’s Healthcare of Dade, Inc.	Florida
3.	All Women’s Healthcare of Sawgrass, Inc.	Florida
4.	All Women’s Healthcare of West Broward, Inc.	Florida
5.	All Women’s Healthcare Services, Inc.	Florida
6.	All Women’s Healthcare, Inc.	Florida
7.	AllegiantMD, Inc.	Florida
8.	AmSurg Abilene Eye, Inc.	Tennessee
9.	AmSurg Abilene, Inc.	Tennessee
10.	AmSurg Altamonte Springs FL, Inc.	Tennessee
11.	AmSurg Anesthesia Management Services, LLC	Tennessee
12.	AmSurg Arcadia CA, Inc.	Tennessee
13.	AmSurg Burbank, Inc.	Tennessee
14.	AmSurg Colton CA, Inc.	Tennessee
15.	AmSurg Crystal River, Inc.	Tennessee
16.	AmSurg EC Beaumont, Inc.	Tennessee
17.	AmSurg EC Santa Fe, Inc.	Tennessee
18.	AmSurg EC St. Thomas, Inc.	Tennessee
19.	AmSurg EC Topeka, Inc.	Tennessee
20.	AmSurg EC Washington, Inc.	Tennessee
21.	AmSurg El Paso, Inc.	Tennessee
22.	AmSurg Escondido CA, Inc.	Tennessee
23.	AmSurg Finance, Inc.	Tennessee
24.	AmSurg Fresno Endoscopy, Inc.	Tennessee
25.	AmSurg Glendora CA, Inc.	Tennessee
26.	AmSurg Hillmont, Inc.	Tennessee
27.	AmSurg Holdings, Inc.	Delaware
28.	AmSurg Inglewood, Inc.	Tennessee
29.	AmSurg KEC, Inc.	Tennessee
30.	AmSurg Kissimmee FL, Inc.	Tennessee
31.	AmSurg La Jolla, Inc.	Tennessee
32.	AmSurg Lancaster PA, LLC	Tennessee
33.	AmSurg Main Line PA, LLC	Tennessee
34.	AmSurg Maryville, Inc.	Tennessee
35.	AmSurg Melbourne, Inc.	Tennessee
36.	AmSurg Northwest Florida, Inc.	Tennessee
37.	AmSurg Oakland CA, Inc.	Tennessee
38.	AmSurg Ocala, Inc.	Tennessee
39.	AmSurg Palmetto, Inc.	Tennessee
40.	AmSurg Pottsville PA, LLC	Tennessee
41.	AmSurg San Antonio TX, Inc.	Tennessee

42.	AmSurg San Luis Obispo CA, Inc.	Tennessee
43.	AmSurg Scranton PA, Inc.	Tennessee
44.	AmSurg Suncoast, Inc.	Tennessee
45.	AmSurg Temecula CA, Inc.	Tennessee
46.	AmSurg Temecula II Inc.	Tennessee
47.	AmSurg Torrance, Inc.	Tennessee
48.	Anesthesiologists of Greater Orlando, Inc.	Florida
49.	Anesthesiology Associates of Tallahassee, Inc.	Florida
50.	Arizona Perinatal Care Centers, LLC	Arizona
51.	ASDH I, LLC	Tennessee
52.	Austin NSC, LLC	Tennessee
53.	Austin NSC, LP	Texas
54.	Bay Area Anesthesia, L.L.C.	Florida
55.	Bethesda Anesthesia Associates, Inc.	Florida
56.	Boca Anesthesia Service, Inc.	Florida
57.	Broad Midwest Anesthesia, LLC	Missouri
58.	Chandler Emergency Medical Group, L.L.C. d/b/a Premier Emergency Medical Specialists	Arizona
59.	Coastal Anesthesia Staffing, LLC	Florida
60.	Coastal Anesthesiology Consultants, LLC	Florida
61.	Coral Springs NSC, LLC	Tennessee
62.	Davis NSC, LLC	Tennessee
63.	Discovery Clinical Research, Inc.	Florida
64.	Doctors Billing Service, Inc.	California
65.	Drs. Ellis, Rojas, Ross & Debs, Inc.	Florida
66.	Flamingo Anesthesia Associates, Inc.	Florida
67.	FM Healthcare Services, Inc.	Florida
68.	FMO Healthcare Holdings, Inc.	Delaware
69.	FO Investments II, Inc.	Florida
70.	FO Investments III, Inc.	Florida
71.	FO Investments, Inc.	Florida
72.	Fullerton NSC, LLC	Tennessee
73.	Global Surgical Partners, Inc.	Florida
74.	Greater Florida Anesthesiologists, LLC	Florida
75.	Gynecologic Oncology Associates, Inc.	Florida
76.	Jacksonville Beaches Anesthesia Associates, Inc.	Florida
77.	Jupiter Anesthesia Associates, L.L.C.	Florida
78.	Jupiter Healthcare, LLC	Florida
79.	Kenwood NSC, LLC	Tennessee
80.	Long Beach NSC, LLC	Tennessee
81.	Medi-Bill of North Florida, Inc.	Florida
82.	Medical Information Management Solutions, LLC	Arizona
83.	NAC Properties, LLC	Georgia
84.	New Generations Babee Bag, Inc.	Florida
85.	North Florida Anesthesia Consultants, Inc.	Florida

86.	North Florida Perinatal Associates, Inc.	Florida
87.	NSC RBO East, LLC	Tennessee
88.	NSC West Palm, LLC	Tennessee
89.	Parity Healthcare, Inc.	Florida
90.	Partners in Medical Billing, Inc.	Florida
91.	Physician Office Partners, Inc.	Kansas
92.	San Antonio NSC, LLC	Tennessee
93.	Sentinel Healthcare Services, LLC	Georgia
94.	Sheridan Anesthesia Services of Alabama, Inc.	Florida
95.	Sheridan Anesthesia Services of Louisiana, Inc.	Florida
96.	Sheridan Anesthesia Services of Virginia, Inc.	Florida
97.	Sheridan CADR Solutions, Inc.	Florida
98.	Sheridan Children’s Healthcare Services of Virginia, Inc.	Florida
99.	Sheridan Children’s Healthcare Services of Arizona, Inc.	Florida
100.	Sheridan Children’s Healthcare Services of Kentucky, Inc.	Florida
101.	Sheridan Children’s Healthcare Services of Louisiana, Inc.	Florida
102.	Sheridan Children’s Healthcare Services of New Mexico, Inc.	Florida
103.	Sheridan Children’s Healthcare Services of Ohio, Inc.	Florida
104.	Sheridan Children’s Healthcare Services, Inc.	Florida
105.	Sheridan Children’s Services of Alabama, Inc.	Florida
106.	Sheridan Clinical Research, Inc.	Florida
107.	Sheridan Emergency Physician Services of Missouri, Inc.	Florida
108.	Sheridan Emergency Physician Services of North Missouri, Inc.	Florida
109.	Sheridan Emergency Physician Services of South Florida, Inc.	Florida
110.	Sheridan Emergency Physician Services, Inc.	Florida
111.	Sheridan Healthcare of Louisiana, Inc.	Florida
112.	Sheridan Healthcare of Missouri, Inc.	Florida
113.	Sheridan Healthcare of Vermont, Inc.	Florida
114.	Sheridan Healthcare of Virginia, Inc.	Florida
115.	Sheridan Healthcare of West Virginia, Inc.	West Virginia
116.	Sheridan Healthcare, Inc.	Delaware
117.	Sheridan Healthcorp of California, Inc.	California
118.	Sheridan Healthcorp, Inc.	Florida
119.	Sheridan Healthy Hearing Services, Inc.	Florida
120.	Sheridan Holdings, Inc.	Delaware
121.	Sheridan Hospitalist Services of Florida, Inc.	Florida
122.	Sheridan InvestCo, LLC	Delaware
123.	Sheridan Leadership Academy, Inc.	Florida
124.	Sheridan Radiology Management Services, Inc.	Delaware
125.	Sheridan Radiology Services, Inc.	Delaware
126.	Sheridan ROP Services of Florida, Inc.	Florida
127.	Sheridan ROP Services of Virginia, Inc.	Florida
128.	Sheridan Scientific Intelligence, Inc.	Florida
129.	SHI II, LLC	Tennessee
130.	Southeast Perinatal Associates, Inc.	Florida

131.	St. Lucie Anesthesia Associates, LLC	Florida
132.	Sunbeam Asset LLC	Delaware
133.	Tampa Bay NSC, LLC	Tennessee
134.	Tennessee Valley Neonatology, Inc.	Florida
135.	Tiva Healthcare, Inc.	Florida
136.	Torrance NSC, LLC	Tennessee
137.	Towson NSC, LLC	Tennessee
138.	Twin Falls NSC, LLC	Tennessee
139.	Valley Anesthesiology Consultants, Inc.	Arizona
140.	Valley Clinical Research, Inc.	Florida
141.	Weston NSC, LLC	Tennessee
142.	Wilton NSC, LLC	Connecticut
143.	A1 Leasing, Inc.	Florida
144.	Abbott Ambulance, Inc.	Missouri
145.	Accent Home Health Care Inc.	Indiana
146.	Access 2 Care, LLC	Missouri
147.	Acute Management, LLC	Texas
148.	Adam Transportation Service, Inc.	New York
149.	Affilion, Inc.	Delaware
150.	Agape Health Care Agency, LLC.	Ohio
151.	Air Ambulance Specialists, Inc.	Colorado
152.	Alpha Physician Resources, L.L.C. (a/k/a Alpha Group I, LLC)	New Jersey
153.	Ambulance Acquisition, Inc.	Delaware
154.	American Emergency Physicians Management, Inc.	California
155.	American Investment Enterprises, Inc.	Nevada
156.	American Medical Pathways, Inc.	Delaware
157.	American Medical Response Ambulance Service, Inc.	Delaware
158.	American Medical Response Delaware Valley, LLC	Delaware
159.	American Medical Response Holdings, Inc.	Delaware
160.	American Medical Response HPPP, LLC	Delaware
161.	American Medical Response Management, Inc.	Delaware
162.	American Medical Response Mid-Atlantic, Inc.	Pennsylvania
163.	American Medical Response Northwest, Inc.	Oregon
164.	American Medical Response of Colorado, Inc.	Delaware
165.	American Medical Response of Connecticut, Incorporated	Connecticut
166.	American Medical Response of Georgia, Inc.	Delaware
167.	American Medical Response of Illinois, Inc.	Delaware
168.	American Medical Response of Inland Empire	California
169.	American Medical Response of Maricopa, LLC	Delaware
170.	American Medical Response of Massachusetts, Inc.	Massachusetts
171.	American Medical Response of New York, LLC	New York
172.	American Medical Response of North Carolina, Inc.	Delaware
173.	American Medical Response of Oklahoma, Inc.	Delaware
174.	American Medical Response of Pima, LLC	Delaware
175.	American Medical Response of South Carolina, Inc.	Delaware
176.	American Medical Response of Southern California	California
177.	American Medical Response of Tennessee, Inc.	Delaware
178.	American Medical Response of Texas, Inc.	Delaware

179.	American Medical Response West	California
180.	American Medical Response, Inc.	Delaware
181.	AMR Bay State, LLC	Delaware
182.	AMR Brockton, L.L.C.	Delaware
183.	AMR HoldCo, Inc. (f/k/a EMSC Management, Inc.)	Delaware
184.	AMR of Central Texas I, LLC	Texas
185.	AMR of Central Texas II, LLC	Texas
186.	Apex Acquisition LLC	Delaware
187.	APH Laboratory Services, Inc.	Texas
188.	Arizona EMS Holdings, Inc.	Arizona
189.	Associated Ambulance Service Inc.	New York
190.	Atlantic Ambulance Services Acquisition, Inc.	Delaware
191.	Atlantic/Key West Ambulance, Inc.	Delaware
192.	Atlantic/Palm Beach Ambulance, Inc.	Delaware
193.	Beacon Transportation, Inc.	New York
194.	BestPractices, Inc.	Virginia
195.	Blythe Ambulance Service	California
196.	Bowers Companies, Inc.	California
197.	Bravo Reimbursement Specialist, L.L.C. (a/k/a Bravo Associates, L.L.C.)	New Jersey
198.	Broward Ambulance, Inc.	Delaware
199.	Care Connection of Cincinnati LLC	Ohio
200.	Clinical Partners Management Company, LLC	Texas
201.	CMORx, LLC	Texas
202.	Community Auto and Fleet Services L.L.C.	Delaware
203.	Community EMS, Inc.	Massachusetts
204.	ComTrans Ambulance Service, Inc.	Arizona
205.	ComTrans, Inc.	Delaware
206.	Corning Ambulance Service Inc.	New York
207.	Desert Valley Medical Transport, Inc.	California
208.	Donlock, Ltd.	Pennsylvania
209.	E.M.S. Ventures, Inc.	Georgia
210.	Eastern Ambulance Service, Inc.	Nebraska
211.	Eastern Paramedics, Inc.	Delaware
212.	ED Solutions, LLC	New Jersey
213.	EDIMS, L.L.C.	New Jersey
214.	EHR Management Co.	Delaware
215.	EmCare Anesthesia Providers, Inc.	Delaware
216.	EmCare HoldCo, Inc.	Delaware
217.	EmCare Holdings Inc.	Delaware
218.	EmCare of California, Inc.	California
219.	EmCare Physician Providers, Inc.	Missouri
220.	EmCare Physician Services, Inc.	Delaware
221.	EmCare, Inc.	Delaware
222.	Emergency Medical Services LP Corporation (f/k/a Emergency Medical Services L.P.)	Delaware
223.	Emergency Medical Transport, Inc.	Arizona
224.	Emergency Medical Transportation, Inc.	Massachusetts
225.	Emergency Medicine Education Systems, Inc.	Texas

226.	EMS Management LLC	Delaware
227.	EMS Offshore Medical Services, LLC	Delaware
228.	EMS Ventures of South Carolina, Inc.	South Carolina
229.	EMSC ServicesCo, LLC (f/k/a EMSC TransactionCo, LLC)	Delaware
230.	EverRad, LLC	Florida
231.	Evolution Health LLC	Delaware
232.	Evolution Mobile Imaging, LLC	Delaware
233.	Five Counties Ambulance Service, Inc.	New York
234.	Florida Emergency Partners, Inc.	Texas
235.	Fountain Ambulance Service, Inc.	Alabama
236.	Gem City Home Care, LLC.	Ohio
237.	Gila Holdco LLC	Delaware
238.	Gold Coast Ambulance Service	California
239.	Gold Cross Ambulance Service of Pa., Inc.	Ohio
240.	Gold Cross Ambulance Services, Inc.	Delaware
241.	Grace Behavioral Health, L.L.C.	Delaware
242.	Greater Pinellas Transportation Management Services, Inc.	Florida
243.	Guardian Health Care, Inc.	Texas
244.	Guardian Healthcare Group, Inc.	Delaware
245.	Guardian Healthcare Holdings, Inc.	Delaware
246.	Guardian Ohio Newco, LLC	Ohio
247.	Hank’s Acquisition Corp.	Delaware
248.	Hawkeye Holdco LLC	Delaware
249.	Health Priority Home Care, Inc.	Texas
250.	Healthcare Administrative Services, Inc.	Delaware
251.	Hemet Valley Ambulance Service, Inc.	California
252.	Herren Enterprises, Inc.	California
253.	Holiday Acquisition Company, Inc.	Colorado
254.	International Life Support, Inc.	Hawaii
255.	JLM Healthcare, Inc.	Texas
256.	KMAC, Inc.	Texas
257.	Kutz Ambulance Service, Inc.	Wisconsin
258.	LaSalle Ambulance Inc.	New York
259.	Life Line Ambulance Service, Inc.	Arizona
260.	LifeCare Ambulance Service, Inc.	Illinois
261.	LifeFleet Southeast, Inc.	Florida
262.	Mainstay Solutions, LLC	Arizona
263.	Marlboro Hudson Ambulance & Wheelchair Service, Inc.	Massachusetts
264.	MedAssociates, LLC	Texas
265.	Medevac Medical Response, Inc.	Missouri
266.	Medevac MidAmerica, Inc.	Missouri
267.	Medic One Ambulance Services, Inc.	Delaware
268.	Medic One of Cobb, Inc.	Georgia
269.	Medical Emergency Devices and Services (MEDS), Inc.	Arizona
270.	Medi-Car Ambulance Service, Inc.	Florida
271.	Medi-Car Systems, Inc.	Florida
272.	Medics Ambulance Service (Dade), Inc.	Florida
273.	Medics Ambulance Service, Inc.	Florida
274.	Medics Ambulance, Inc.	Florida

275.	Medics Emergency Services of Palm Beach County, Inc.	Florida
276.	Medics Subscription Services, Inc.	Florida
277.	Medics Transport Services, Inc.	Florida
278.	MedicWest Ambulance, Inc.	Nevada
279.	MedicWest Holdings, Inc.	Delaware
280.	MedLife Emergency Medical Service, Inc.	Alabama
281.	MedStat EMS, Inc.	Mississippi
282.	Mercury Ambulance Service, Inc.	Kentucky
283.	Mercy Ambulance of Evansville, Inc.	Indiana
284.	Mercy Life Care	California
285.	Mercy, Inc.	Nevada
286.	Metro Ambulance Service (Rural), Inc.	Delaware
287.	Metro Ambulance Service, Inc.	Delaware
288.	Metro Ambulance Services, Inc.	Georgia
289.	Metro Care Corp.	Ohio
290.	MetroCare Services – Abilene, L.P.	Texas
291.	Metropolitan Ambulance Service	California
292.	Midwest Ambulance Management Company	Delaware
293.	Mission Care of Illinois, LLC	Illinois
294.	Mission Care of Missouri, LLC	Missouri
295.	Mission Care Services, LLC	Missouri
296.	Mobile Medic Ambulance Service, Inc.	Delaware
297.	MSO Newco, LLC	Delaware
298.	National Ambulance & Oxygen Service, Inc.	New York
299.	Nevada Red Rock Ambulance, Inc.	Delaware
300.	Nevada Red Rock Holdings, Inc.	Delaware
301.	North Miss. Ambulance Service, Inc.	Mississippi
302.	Northwood Anesthesia Associates, L.L.C.	Florida
303.	Oherbst, Inc.	Texas
304.	Pacific Ambulance, Inc.	California
305.	Paramed, Inc.	Michigan
306.	Park Ambulance Service Inc.	New York
307.	Patient Advocacy Group, LLC	Delaware
308.	Phoenix Physicians, LLC	Florida
309.	Physician Account Management, Inc.	Florida
310.	Physicians & Surgeons Ambulance Service, Inc.	Ohio
311.	Pinnacle Consultants Mid-Atlantic, L.L.C.	Delaware
312.	Professional Medical Transport, Inc.	Arizona
313.	Proven Healthcare Solutions of New Jersey, LLC (a/k/a Proven Healthcare Solutions)	New Jersey
314.	ProvidaCare, L.L.C.	Texas
315.	Provider Account Management, Inc.	Delaware
316.	Puckett Ambulance Service, Inc.	Georgia
317.	QRx Medical Management, LLC	Delaware
318.	R/M Arizona Holdings, Inc.	Arizona
319.	R/M Management Co., Inc.	Arizona
320.	R/M of Tennessee G.P., Inc.	Delaware
321.	R/M of Tennessee L.P., Inc.	Delaware
322.	Radiology Staffing Solutions, Inc.	Delaware

323.	Radstaffing Management Solutions, Inc.	Delaware
324.	Randle Eastern Ambulance Service, Inc.	Florida
325.	Regional Emergency Services, L.P.	Delaware
326.	Reimbursement Technologies, Inc.	Pennsylvania
327.	River Medical Incorporated	Arizona
328.	RMC Corporate Center, L.L.C.	Arizona
329.	Rose Radiology, LLC	Texas
330.	Rural/Metro (Delaware) Inc.	Delaware
331.	Rural/Metro Corporation	Delaware
332.	Rural/Metro Corporation	Arizona
333.	Rural/Metro Corporation of Florida	Florida
334.	Rural/Metro Corporation of Tennessee	Tennessee
335.	Rural/Metro Fire Dept., Inc.	Arizona
336.	Rural/Metro Mid-South, L.P.	Delaware
337.	Rural/Metro of Brewerton, Inc.	New York
338.	Rural/Metro of California, Inc.	Delaware
339.	Rural/Metro of Central Alabama, Inc.	Delaware
340.	Rural/Metro of Central Colorado, Inc.	Delaware
341.	Rural/Metro of Central Ohio, Inc.	Delaware
342.	Rural/Metro of Greater Seattle, Inc.	Washington
343.	Rural/Metro of Indiana, L.P.	Delaware
344.	Rural/Metro of New York, Inc.	Delaware
345.	Rural/Metro of Northern California, Inc.	Delaware
346.	Rural/Metro of Northern Ohio, Inc.	Delaware
347.	Rural/Metro of Ohio, Inc.	Delaware
348.	Rural/Metro of Oregon, Inc.	Delaware
349.	Rural/Metro of Rochester, Inc.	New York
350.	Rural/Metro of San Diego, Inc.	California
351.	Rural/Metro of Southern California, Inc.	Delaware
352.	Rural/Metro of Southern Ohio, Inc.	Ohio
353.	Rural/Metro of Tennessee, L.P.	Delaware
354.	Rural/Metro Operating Company, LLC	Delaware
355.	S. Fisher & S. Thomas Inc.	Texas
356.	San Diego Medical Services Enterprise, LLC	California
357.	Seawall Acquisition, LLC	Delaware
358.	Seminole County Ambulance, Inc.	Delaware
359.	Sioux Falls Ambulance, Inc.	South Dakota
360.	Southwest Ambulance and Rescue of Arizona, Inc.	Arizona
361.	Southwest Ambulance of Casa Grande, Inc.	Arizona
362.	Southwest Ambulance of New Mexico, Inc.	New Mexico
363.	Southwest Ambulance of Southeastern Arizona, Inc.	Arizona
364.	Southwest Ambulance of Tucson, Inc.	Arizona
365.	Southwest General Services, Inc.	Arizona
366.	Spotlight Holdco LLC	Delaware
367.	Springs Ambulance Service, Inc.	California
368.	SSAG, LLC	Delaware
369.	STAT Healthcare, Inc.	Delaware
370.	Streamlined Medical Solutions LLC	Texas
371.	Sun Devil Acquisition LLC	Delaware

372.	Sunrise Handicap Transport Corp.	New York
373.	SW General, Inc.	Arizona
374.	T.M.S. Management Group, Inc.	Florida
375.	TEK Ambulance, Inc.	Illinois
376.	Templeton Readings, LLC	Maryland
377.	The Aid Ambulance Company, Inc.	Delaware
378.	The Aid Company, Inc.	Indiana
379.	Tidewater Ambulance Service, Inc.	Virginia
380.	TKG, Inc.	Oklahoma
381.	Towns Ambulance Service, Inc.	New York
382.	Transportation Management Services of Brevard, Inc.	Florida
383.	Troup County Emergency Medical Services, Inc.	Georgia
384.	V.I.P. Professional Services, Inc.	California
385.	Valley Fire Service, Inc.	Delaware
386.	Velita Smith Home Health, Inc.	Texas
387.	Vista Staffing Solutions, Inc.	Delaware
388.	Vital Enterprises, Inc.	Massachusetts
389.	W & W Leasing Company, Inc.	Arizona
390.	Whitaker Physicians Services, L.L.C.	Texas
391.	WP Rocket Holdings Inc.	Delaware